Exhibit 99.1

FROM:	NEWTEK BUSINESS SERVICES, INC. (NASDAQ: NEWT)
212 West 35th Street
New York, NY 10001
http://www.thesba.com

Rubenstein Public Relations
Telephone: (212) 843-9335
Contact: Jonathan Goldberg / jgoldberg@rubensteinpr.com

Investor Relations
Telephone: (212) 273-8179
Contact: Jayne Cavuoto/ jcavuoto@thesba.com

Telephone: (646) 536-7331
Contact: Brett Mass/brett@haydenir.com

FOR IMMEDIATE RELEASE

NEWTEK BUSINESS SERVICES, INC. REPORTS 43% INCREASE

IN FIRST QUARTER 2013 NET INCOME

Company Reaffirms 2013 Guidance; Expects 20% Growth in Diluted Earnings Per Share in 2013

New York, N.Y. - May 8, 2013 - Newtek Business Services, Inc. (NASDAQ: NEWT) (www.thesba.com) The Small Business Authority®, a provider of business services and financial products to the small- and medium-sized business market, reported today its financial results for the quarter ended March 31, 2013.

First Quarter 2013 Consolidated Highlights:

•	Consolidated pretax income was $2.2 million; an increase of $569 thousand, or 34.8%, from $1.6 million in the first quarter of 2012.

•	Net income attributable to Newtek Business Services, Inc. was $1.5 million; an increase of $433 thousand, or 42.5%, from $1.0 million in the first quarter of 2012.

•	Modified EBITDA was $4.4 million; an increase of $1.3 million, or 41.9%, from $3.1 million in the first quarter of 2012.

•	Diluted earnings per share (“EPS”) were $0.04, a 33.3% increase over $0.03 per share in the first quarter of 2012.

•	Operating revenues were $34.1 million; an increase of $3.4 million, or 11.1%, from $30.7 million in the first quarter of 2012.

First Quarter 2013 Operating Segment Highlights:

•	Small business finance segment pretax income was $2.2 million, an increase of 48.4% from $1.5 million in the first quarter of 2012.

•	Servicing fee income generated through the Small business finance segment grew 35.0% to $1.5 million, compared to $1.1 million in the first quarter of 2012.

•	Our SBA lender funded $34.8 million in loans during the first quarter of 2013, an increase of 42.2% over $24.5 million in the first quarter of 2012.

•	Electronic payment processing segment pretax income was $1.8 million, an increase of 15.1% over $1.6 million in the first quarter of 2012.

Reaffirmation of 2013 Guidance:

•	Consolidated 2013 full-year guidance:

•	Diluted EPS midpoint is forecast at $0.18 per share, with a range of $0.17 and $0.19, which represents an increase of 20.0% over 2012 diluted EPS.

•	Revenue midpoint is forecast at $148.2 million, with a range of $145.1 million and $151.2 million, which represents an increase of 12.1% over 2012 revenue.

•	Pretax income midpoint is forecast at $11.5 million, with a range of $10.0 million and $13.0 million, which represents an increase of 22.3% over 2012 pretax income.

•	Modified EBITDA midpoint is forecast at $20.9 million, with a range of $19.3 million and $22.4 million, which represents an increase of 26.7% over 2012 Modified EBITDA.

•	The Company expects to fund between $150 million and $200 million of SBA 7(a) loans in 2013.

Barry Sloane, Chairman, President and Chief Executive Officer said, “Our solid first quarter financial results are a precursor to our future success, bringing us one step closer to reporting our fourth consecutive year of growth and accelerating net income. As a result, we are pleased to reaffirm our previous 2013 guidance including a 20% growth in diluted earnings per share over last year.”

Mr. Sloane commented, “Over the past several quarters, we have taken steps to reposition our Managed Technology Solutions segment for future growth. In an effort to capture additional market opportunities, we recently upgraded all of our Linux-based platforms, which broaden our capabilities and, we believe, will attract additional customers. Linux-based platforms and open-architecture software is currently the dominant choice in the market and is experiencing robust growth. Although we pride ourselves in our Microsoft roots, under new leadership we have responded to the shift in this market and now offer our signature competitive product mix with historic premier service under Linux- and cloud-based service offerings. Furthermore, we are focused on expanding our revenues and margins through higher-service offerings to our customers. As a result of these measures, we are proud to report positive trends in this segment during the first quarter, including an over 125 percent increase in new Linux accounts within our cloud environment. Additionally, we experienced a 34 percent increase in cloud accounts, and a 17 percent increase in our cloud-computing instances, signifying growth of our cloud environment. Finally, we have also seen a 25 percent increase in total referrals in this segment with a 32 percent increase in closed referrals over the first quarter of 2012.”

Mr. Sloane continued, “We look forward to further improving the overall growth in our Electronic Payment Processing segment. Under the direction of our recently hired Executive Vice President of Business Development, Randy Sagar, and his team in Louisville, Kentucky, we anticipate a significant uptick in contracts with Independent Sales Organizations (ISOs) in this segment. We are currently projecting to close between 30 and 50 contracts with multiple ISOs by December 31, 2013, which will significantly boost revenue in this segment in the second half of 2013.”

Mr. Sloane concluded, “All of our business lines are well positioned for growth and offer the best product mix to meet the current demands and trends in the small- to medium-sized business market. We continue to satisfy the diverse needs of the independent business owner. Whether it’s cloud-computing solutions, secure mobile electronic payments, or financing, Newtek offers the best business solutions, consistently evidenced by our top and bottom line growth. The small- to medium-sized business market is an economic force, and our Small Business Authority® brand is becoming the leading choice for independent business owners seeking state-of-the-art solutions and financing to foster their own success in the market. We will continue to capitalize on the opportunities the market has to offer and, as such, anticipate delivering improving results to our shareholders as well as unlocking the value in our share price.”

Cautionary Statement

2013 Guidance information contained in this press release is based on management’s current expectations. These statements are forward-looking and actual results may differ materially. See “Note Regarding Forward-Looking Statements” below.

Use of Non-GAAP Financial Measures

In evaluating its business, Newtek considers and uses Modified EBITDA as a supplemental measure of its operating performance. The Company defines Modified EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure. The Company also presents Modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Modified EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income (loss), operating performance or liquidity presented in accordance with U.S. GAAP. Modified EBITDA has limitations as an analytical tool and, when assessing the Company’s operating performance, investors should not consider Modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Modified EBITDA does not reflect the Company’s actual cash expenditures. Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools. The Company compensates for these limitations by relying primarily on its GAAP results supplemented by Modified EBITDA.

Investor Conference Call and Webcast

A conference call to discuss first quarter 2013 results will be hosted by Barry Sloane, Chairman, President and Chief Executive Officer, and Jennifer Eddelson, Chief Accounting Officer, today, Wednesday, May 8, 2013 at 4:15 p.m. EDT. The live conference call can be accessed by dialing (877) 303-6993 or (760) 666-3611.

A live audio webcast of the call and the corresponding presentation will be available in the ‘Events & Presentation’ section of the Investor Relations portion of Newtek’s website at http://investor.newtekbusinessservices.com/events.cfm. A replay of the webcast with the corresponding presentation will be available on Newtek’s website shortly following the live presentation.

About Newtek Business Services, Inc.

Newtek Business Services, Inc., The Small Business Authority®, is a direct distributor of a wide range of business services and financial products to the small- and medium-sized business market under the Newtek® brand. Since 1999, Newtek has helped small- and medium-sized business owners realize their potential by providing them with the essential tools needed to manage and grow their businesses and to compete effectively in todays marketplace. Newtek provides one or more of its services to over 100,000 business accounts and has positioned the Newtek® and The Small Business Authority brands as a one-stop-shop provider of such business services. According to the U.S. Small Business Administration, there are over 27.5 million small businesses in the United States, which in total represent 99.7% of all employer firms.

Newtek Business Services, The Small Business Authority ®, provides the following products and services:

•

Electronic Payment Processing: eCommerce, electronic solutions to accept non-cash payments, including credit and debit cards, check conversion, remote deposit capture, ACH processing, and electronic gift and loyalty card programs.

•	Web Hosting: Full-service web host which offers eCommerce solutions, shared and dedicated web hosting and related services including domain registration and online shopping cart tools.

•	eCommerce: A suite of services that enable small businesses to get up and running on-line quickly and cost effectively, with integrated web design, payment processing and shopping cart services.

•	Business Lending: Broad array of lending products including SBA 7(a) and SBA 504 loans.

•	Insurance Services: Commercial and personal lines of insurance, including health and employee benefits in all 50 states, working with over 40 insurance carriers.

•	Web Services: Customized web design and development services.

•	Data Backup, Storage and Retrieval: Fast, secure, off-site data backup, storage and retrieval designed to meet the specific regulatory and compliance needs of any business.

•	Accounts Receivable Financing: Receivable purchasing and financing services.

•	Payroll: Complete payroll management and processing services.

•

The Newtek Advantage™: A mobile real-time SMB management platform that puts all of a business’s critical transactions and economic, eCommerce and web site traffic data on a smartphone, tablet, laptop or PC. The Newtek Advantage™ provides the intelligence that businesses require and will give them the advantage to succeed. This revolutionary platform will allow owners and operators of small- and medium-sized businesses to manage their businesses from their mobile device anywhere, anytime, all without an IT department.

The Small Business Authority® is a registered trade mark of Newtek Business Services, Inc., and neither are a part of or endorsed by the U.S. Small Business Administration.

Note Regarding Forward-Looking Statements

Statements in this press release including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov.

For more information, please visit www.thesba.com.

Contact:

Newtek Business Services, Inc.

Barry Sloane

Chairman and CEO

212-356-9500

bsloane@thesba.com

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(In Thousands, except for Per Share Data)

	2013	2012
Operating revenues:
Electronic payment processing	$21,677	$20,617
Web hosting and design	4,380	4,693
Premium income	4,259	2,390
Interest income	1,030	722
Servicing fee income – NSBF portfolio	614	580
Servicing fee income – external portfolios	847	502
Income from tax credits	26	191
Insurance commissions	444	310
Other income	867	724

Total operating revenues	$34,144	$30,729

Net change in fair value of:
SBA loans	(376)	(94)
Credits in lieu of cash and notes payable in credits in lieu of cash	19	36

Total net change in fair value	(357)	(58)
Operating expenses:
Electronic payment processing costs	18,284	17,353
Salaries and benefits	6,056	5,676
Interest	1,303	837
Depreciation and amortization	807	801
Provision for loan losses	118	110
Other general and administrative costs	5,017	4,261

Total operating expenses	31,585	29,038

Income before income taxes	2,202	1,633
Provision for income taxes	(897)	(608)

Net income	1,305	1,025
Net (income) loss attributable to non-controlling interests	147	(6)

Net income attributable to Newtek Business Services, Inc.	$1,452	$1,019

Weighted average common shares outstanding – basic	35,218	35,779

Weighted average common shares outstanding – diluted	37,736	36,193

Earnings per share – basic and diluted	$0.04	$0.03

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

MARCH 31, 2013 AND DECEMBER 31, 2012

(In Thousands, except for Per Share Data)

	March 31, 2013	December 31, 2012
	Unaudited
ASSETS
Cash and cash equivalents (includes $2,696 and $1,865, respectively, related to VIE)	$11,998	$14,229
Restricted cash	15,110	8,456
Broker receivable	17,489	16,698
SBA loans held for investment, net (includes $13,266 and $12,910, respectively, related to securitization trust VIE; net of reserve for loan losses of $2,172 and $2,589, respectively)	13,706	14,647
SBA loans held for investment, at fair value (includes $45,323 and $22,931, respectively, related to securitization trust VIE)	49,625	43,055
Accounts receivable (net of allowance of $531 and $561, respectively)	13,650	10,871
SBA loans held for sale, at fair value	3,278	896
Prepaid expenses and other assets, net (includes $1,836 and $1,123, respectively, related to securitization trust VIE)	10,997	11,014
Servicing asset (net of accumulated amortization and allowances of $6,995 and $6,750, respectively)	5,177	4,682
Fixed assets (net of accumulated depreciation and amortization of $10,241 and $10,922, respectively)	3,633	3,523
Intangible assets (net of accumulated amortization of $13,973 and $13,855, respectively)	1,450	1,558
Credits in lieu of cash	5,924	8,703
Deferred tax asset, net	2,629	2,318
Goodwill	12,092	12,092

Total assets	$166,758	$152,742

LIABILITIES AND EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$13,130	$11,206
Notes payable	33,280	39,823
Note payable – Securitization trust VIE	41,786	22,039
Capital lease obligation	693	632
Deferred revenue	1,397	1,437
Notes payable in credits in lieu of cash	5,924	8,703

Total liabilities	96,210	83,840

Commitments and contingencies
Equity:
Newtek Business Services, Inc. shareholders’ equity:
Preferred shares (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common shares (par value $0.02 per share; authorized 54,000 shares, 36,913 issued; 35,258 and 35,178 outstanding, respectively, not including 83 shares held in escrow)	738	738
Additional paid-in capital	60,841	60,609
Retained earnings (includes $1,466 related to consolidation of VIE on January 1, 2012)	8,458	7,008
Treasury shares, at cost (1,655 and 1,735 shares, respectively)	(1,412)	(1,508)

Total Newtek Business Services, Inc. shareholders’ equity	68,625	66,847
Non-controlling interests	1,923	2,055

Total equity	70,548	68,902

Total liabilities and equity	$166,758	$152,742